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                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

                                                                   EXHIBIT 10.53

PURCHASER(S):                                          SELLER:
MEADOW VALLEY CONTRACTORS,
INC.                                                   Cashman Equipment Company
P. O. BOX 60725                                        PO BOX 4217
                                                       Las Vegas, NV 89510

PHOENIX, AZ 85082
County:MARICOPA
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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

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     NEW       (IF USED)                                                                            DELIVERED
     OR        FIRST     MODEL         DESCRIPTION OF UNIT(S)                   SERIAL#             CASH SALE
     USED      USED                                                                                 PRICE
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
(1)  USED      1995      IT38F         Caterpillar INTEGRATED TOOL CARRIER      6FN00388           146,887.00

(1)  USED      1995      IT38F         Caterpillar INTEGRATED TOOL CARRIER      6FN00306           128,000.00

(1)  USED      1994      966F          Caterpillar WHEEL LOADER                 9YJ01417           185,000.00




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FIRST      DESCRIPTION OF ADDITIONAL SECURITY
USED       [MAKE, MODEL & SERIAL NUMBER]                 Sub-Total............................ $   459,887.00
-------------------------------------------------
NONE                                                     Sales Tax............................ $    32,192.09
                                                    1.   Total Cash Sale Price................ $   492,079.09
                                                         Cash Down Pay               42,690.15
                                                         Net Trade-in Allow               0.00
                                                    2.   Total Down Payment................... $    42,690.15
-------------------------------------------------
FIRST      DESCRIPTION OF TRADE-IN EQUIPMENT        3.   Unpaid Balance of Cash Price (1 - 2). $   449,388.94
USED       [MAKE, MODEL & SERIAL NUMBER]            4.   Official Fees (Specify).............. $       250.00
-------------------------------------------------
NONE                                                     Documentation Fee              250.00

                                                    5.   Physical Damage Insurance............ $
                                                    6.   Principal Balance
-------------------------------------------------
                                                         (Amount Financial) (3 + 4 + 5)....... $   449,638.94
                                                    7.   Finance Charge
Trade-in Value                               0.00        (Time Price Differential)............ $    82,639.06
Less Owing to (----n/a----)                  0.00   8.   Time Balance
Net Trade-in Allowance                       0.00        (Total of Payments) (6 + 7).......... $   532,278.00
                                                    9.   Time Sale Balance
Location of Units: Vicinity of                           (Deferred Payment Price) (2 + 8)..... $   574,968.15
                   Las Vegas, NV Clark County       10.  Annual Percentage Rate                          6.86%
                                                    11.  Date FINANCE CHANGE begins to accrue.    APR 01 1997
                                                                                                 --------------

PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, ITEMS, SECURITY INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

     1. PAYMENT: Purchaser promises to pay to Seller at the address designated in writing by Seller the Time Balance (item 8 above) as follows [check (a) or
(b)]:

 X  (a) in 60 equal monthly installments of $8,871.30 each, which the first
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installment due on MAY 01 1997 and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (____n/a____)), until the entire indebtedness has been paid; or

__ (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)
          SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN: (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY PURCHASER, THIS CONTRACT IS NOT BINDING UPON SELLER UNTIL EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF SELLER.

Purchaser(s) and Seller have duly executed this Contract as of APR 01 1997, 19__.

Purchaser(s):                                Seller:
MEADOW VALLEY CONTRACTORS,
INC.                                         Cashman Equipment Company

By /s/ KENNETH D. NELSON                     By   see attached
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Name (PRINT) /s/ KENNETH D. NELSON           Name (PRINT)_______________________
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Title  VICE PRESIDENT                        Title _____________________________
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